Scudder
International
Growth and
Income Fund


Annual Report
February 28, 1998


Pure No-Load(TM) Funds


A fund seeking long-term growth of capital and current income primarily from foreign equity securities.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                  Scudder International Growth and Income Fund


--------------------------------------------------------------------------------
Date of Inception:  6/30/97  Total Net Assets as of       Ticker Symbol:  SIGIX
                              2/28/98: $49 million
--------------------------------------------------------------------------------

o For the abbreviated annual period beginning with the Fund's start of operations on June 30, 1997, and ending February 28, 1998, Scudder International Growth and Income Fund provided a total return of 5.80%, versus a 2.11% total return for the unmanaged MSCI EAFE plus Canada Index for the same period.


o The Fund's country allocations contributed to its strong relative performance, with an underweighting in Japan and a significant overweighting in Western Europe.


o In pursuit of its objective of long-term growth of capital and current income, the Fund maintained its "relative yield" approach of seeking to purchase companies that have high yields relative to the median for their market.



                                Table of Contents

   3  Letter from the Fund's Chairman      19  Notes to Financial Statements
   4  Performance Update                   23  Report of Independent Accountants
   5  Portfolio Summary                    24  Tax Information
   6  Portfolio Management Discussion      25  Shareholder Meeting Results
   9  Glossary of Investment Terms         28  Officers and Directors
  11  Investment Portfolio                 29  Investment Products and Services
  15  Financial Statements                 30  Scudder Solutions
  18  Financial Highlights


                2 - Scudder International Growth and Income Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present the first annual report for Scudder International Growth and Income Fund, covering the abbreviated fiscal period beginning with the Fund's inception on June 30, 1997, and ending February 28, 1998. The eight-month period was rewarding for investors since the Fund significantly outperformed its benchmark index during an especially volatile period marked by the Southeast Asian currency crisis.

     The state of the Pacific Rim economies remains a crucial consideration for investors going forward. Securities of Asian companies were largely absent from the Fund's portfolio during this troubled period for that region. Moreover, the Fund was able to identify issuers that were beneficiaries of the weakened Asian markets, such as some companies in Western Europe. Continued volatility is anticipated in the international markets in the near future, but we believe that the Fund's conservative, yield-oriented approach has positioned it well for investors who wish to keep some of their portfolio invested abroad, but with less risk than more aggressive international funds.

     At the beginning of 1998, the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think these changes are positive and broaden our resources in managing the Fund.

     For those of you who are interested in new Scudder products, we recently introduced three new industry sector funds as a part of our Choice Series funds:
Scudder Financial Services Fund, which seeks long-term growth by investing in financial services companies in the U.S. and abroad; Scudder Health Care Fund, which seeks long-term growth from health care companies located around the world; and Scudder Technology Fund, which pursues long-term growth by investing in companies that develop, produce, or distribute technology. In addition, April 6, 1998 marked the debut of our newest entrant in the growth and income category: Scudder Real Estate Investment Fund, investing in equity securities of companies in the real estate industry. For further information on these new funds, please call 1-800-225-2470.

     Thank you for your continued investment in Scudder International Growth and Income Fund. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder International Growth and Income Fund


                3 - Scudder International Growth and Income Fund

PERFORMANCE UPDATE as of February 28, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                        Total Return
                       --------------
Period Ended  Growth of             Average
2/28/98        $10,000  Cumulative  Annual
--------------------------------------------
SCUDDER INTERNATIONAL GROWTH AND INCOME FUND
--------------------------------------------
Life of Fund*  $ 10,580    5.80%      --
--------------------------------------------
MSCI EAFE PLUS CANADA INDEX
--------------------------------------------
Life of Fund*  $ 10,211    2.11%      --

* The Fund commenced operations on June 30, 1997.
  Index comparisons begin June 30, 1997.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


SCUDDER INTERNATIONAL GROWTH AND INCOME FUND
Date            Amount
----------------------
6/97*          $10,000
7/97           $10,158
8/97           $ 9,708
9/97           $10,342
10/97          $ 9,725
11/97          $ 9,608
12/97          $ 9,771
1/98           $ 9,996
2/98           $10,580

MSCI EAFE PLUS CANADA INDEX
Year            Amount
----------------------
6/97*          $10,000
7/97           $10,184
8/97           $ 9,433
9/97           $ 9,963
10/97          $ 9,211
11/97          $ 9,108
12/97          $ 9,195
1/98           $ 9,587
2/98           $10,211

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIOD ENDED FEBRUARY 28

                         1998*
                       --------
NET ASSET VALUE         $12.68
INCOME DIVIDENDS        $  .02
FUND TOTAL RETURN (%)     5.80
INDEX TOTAL RETURN (%)    2.11

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

                4 - Scudder International Growth and Income Fund

PORTFOLIO SUMMARY as of February 28, 1998
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 2% Cash Equivalents)
---------------------------------------------------------------------------
Europe                             77%
Japan                              12%
Pacific Basin                       6%
Canada                              4%
Latin America                       1%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We view Europe as well
positioned to profit from the
implementation of the European
Monetary Union.

--------------------------------------------------------------------------
SECTORS
(Excludes 2% Cash Equivalents)
--------------------------------------------------------------------------
Financial                                 32%
Manufacturing                             18%
Communications                             9%
Consumer Discretionary                     6%
Transportation                             6%
Service Industries                         6%
Consumer Staples                           5%
Durables                                   5%
Construction                               5%
Other                                      8%
---------------------------------------------
                                         100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Sector weightings in banks and
consumer non-durables
contributed to the
outperformance of the Fund
versus its benchmark index.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(26% OF PORTFOLIO)
--------------------------------------------------------------------------
1. BANK AUSTRIA AG
   Commercial and corporate banking and
   financial services in Austria
2. ALLIED IRISH BANK PLC
   Bank in Ireland
3. BCE, INC.
   Telecommunication services in Canada
4. CREDIT SUISSE GROUP
   Provider of bank services, management services and life insurance in Switzerland
5. SCOR SA
   Property, casualty and life reinsurance
   company in France
6. LA RINASCENTE SPA
   Department store chain in Italy
7. RWE AG
   Producer and marketer of petroleum and
   chemical products in Germany
8. MBL INTERNATIONAL FINANCE BERMUDA
   Bank in Japan
9. BHF-BANK AG
   Universal banking services in Germany
10.TELECOM ITALIA SPA
   Telecommunications, electronics, and network construction in Italy

Bank Austria and Allied Irish
Bank illustrate the Fund's
concentrations in Western
European companies and the
banking sector.

For more complete details about the Fund's investment portfolio, see page 11. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                5 - Scudder International Growth and Income Fund

                         Portfolio Management Discussion

In the following interview, Lead Portfolio Manager Sheridan Reilly discusses Scudder International Growth and Income Fund's strategy and the market environment during the period June 30, 1997 through February 28, 1998.

Q: Could you discuss the Fund's performance over the eight months since it began operations?

A: The last eight months were characterized by significant problems in many of the Asian and Pacific Rim economies and encouraging signs of strength in some Western European markets.

The currency and banking problems and the subsequent IMF (International Monetary
Fund) intervention in many of the Asian economies have created a difficult investment environment there. The problems in these economies also warrant a critical look at the Japanese banking system, since these banks have invested heavily in their neighboring Pacific Rim economies. In Western Europe conditions have been more benign, as many companies are realizing the benefits of recent consolidations and restructurings and consumer demand has been relatively strong. For the period, the Scudder International Growth and Income Fund realized a total return of +5.80% versus a +2.11% total return for the unmanaged MSCI EAFE plus Canada Index. Once again, our relatively conservative value approach to investing has served us well in this difficult environment.

Q: Could you give an overview of the Fund's investment discipline?

A: In pursuit of its objective of long-term growth of capital and current income, the Fund invests primarily in dividend-paying common stocks and preferred stocks of companies listed on foreign stock exchanges. We generally look for well-capitalized, established companies in mature overseas markets.

In selecting stocks for purchase, one of the first criteria we look for are companies that have high yields relative to the median for their market. This "relative yield" approach has been applied previously by Scudder's domestic Growth and Income team. We look to purchase companies whose dividend yields are more than 25% above their respective market median. On the flip side, if the yield of a stock we are holding falls to 25% below its market median, we will consider selling that stock.

Once we have identified companies with the requisite relative yields, we undertake an extensive company analysis. This fundamental analysis is integral to our investment decision process. It entails a review of the companies' financial statements and earnings estimates, as well as an evaluation of the quality and tenure of management.

As a complement to the fundamental company analysis discussed above, extensive consideration is also given to country and sector diversification. Sector diversification can reduce investment risk as well as position the portfolio to accommodate changes in economic factors such as inflation, GDP growth and interest rate levels in the countries where we invest. Country diversification allows us to pursue a broader range of investment opportunities and reduce currency exchange risk.

Q: The Fund outperformed the MSCI EAFE plus Canada Index in this period. To what investment decisions do you attribute this?

A: Perhaps the most significant factor in our strong relative performance was our country allocation. Relative to EAFE we were underweighted in Japan, which

                6 - Scudder International Growth and Income Fund represents roughly 10% of our portfolio. The difficulties experienced by the Pacific Rim economies have been the prevalent economic story. These problems affected Japan for two reasons: its trading partners were seriously weakened and Japanese banks have lent heavily to these economies. The magnitude of these problems was reflected in the EAFE over much of this period. Because of our underweighting in Japan, these problems had significantly less effect on our portfolio than they did on the index.

While we were underweighted in Japan, we were overweighted in Western Europe. These holdings were not greatly affected by the problems in Asia and performed well for us over most of this period. Given its concentration of established companies with strong balance sheets that operate in mature markets, Western Europe aligns nicely with the Fund's investment objectives. Additionally, many of these companies are undergoing the consolidation and restructuring that so many U.S. companies experienced in the past decade. Consequently, we find many of these companies to be attractive at these valuations. These factors are reflected in our portfolio weightings with Western European countries representing nearly 80% of the portfolio.

Our pursuit of value in Western Europe also afforded us some protection against the extremely volatile Asian currency markets during this period. The European currencies held up extremely well and some even benefited from the problems in Asia as there was a flight from the weaker currencies of the Far East to the stronger, more stable currencies of the U.S. and Western Europe.

Beyond country allocation, our sector weightings also worked well. Two sectors which performed well for the Fund were consumer-nondurables and banks.

Q: Could you tell us about any specific companies that demonstrate the Fund's investment approach?

A: I mentioned above that the portfolio is heavily weighted in Western Europe, so I suppose it's not too surprising that a few companies that best illustrate our approach would be located there. As the European economies strengthen, so will the demand for consumer goods, and we are positioned well in that industry sector. One consumer stock we bought was the Italian retailer Rinascente. The company has been modernizing its approach to marketing, as well as making excellent gains in increasing sales per square foot in existing stores and finding attractive sites for opening new stores. It has also been helped by an increase in consumer spending.

Bank of Austria and Allied Irish Bank are two other good examples of our investment approach. European banks are established, well regulated, and, because they are active in the capital markets, they will benefit from the strengthening economies there. Bank of Austria offers an attractive yield and we feel it is undervalued at these levels. Allied Irish Bank offers an attractive yield and we believe it has strong prospects for growth. The Irish economy continues to strengthen with further integration with the European Union and Dublin is becoming an increasingly important financial center. Allied Irish Bank is well positioned to take advantage of these changes.

                7 - Scudder International Growth and Income Fund

Q: What is your outlook for International Equities?

A: We think the markets will continue to be volatile. The problems in the Pacific Rim are still not completely worked out. Bank lending there will have to be monitored for improvements in lending practices and the creditworthiness of debtors. In Japan, needed government policies to encourage economic growth are meeting political resistance, and the banking system is still fragile because of its dependence on Pacific Rim neighbors. By contrast, Europe seems poised to realize the benefits of closer integration of its economies and the restructuring and consolidation of its industries.

In this environment we will seek to adhere to our investment discipline of investing in well-run companies that offer high "relative yields" and strong balance sheets. We will continue our rigorous fundamental analysis and closely monitor our sector and country allocations. We intend to remain fully invested and to take profits as stocks reach their target prices and yields and to purchase stocks that meet our yield and other valuation criteria.

We are confident in the long-term value of our approach and believe Scudder International Growth and Income Fund will continue to be appropriate for investors who wish to allocate assets overseas in a relatively conservative fashion as compared to other international investments, or for investors to add balance to the international portion of their portfolios.


                              Scudder International
                             Growth and Income Fund:
                          A Team Approach to Investing

  Scudder International Growth and Income Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by a large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging the Adviser's extensive resources.

  Lead Portfolio Manager Sheridan Reilly joined the Adviser in 1995 and is a member of the Adviser's Global Equity Group. Mr. Reilly has over 10 years of industry experience focusing on strategies for global portfolios, currency hedging, and foreign equity markets. Portfolio Manager Irene T. Cheng joined the Adviser in 1993. Ms. Cheng, who has over 13 years of industry experience, focuses on portfolio management, research, and equity analysis for the Adviser's institutional international equity accounts. Deborah A. Chaplin, Portfolio Manager, joined the Adviser in 1996 and has over five years of experience as a securities analyst and portfolio manager.

                8 - Scudder International Growth and Income Fund

                          Glossary of Investment Terms


 CURRENCY EXCHANGE RATE           The price at which one country's currency can
                                  be exchanged into another country's currency.
                                  When a country's currency rises relative to other currencies, this decreases the buying power of foreign purchasers of that country's goods and services and tends to hurt the earnings of companies that export; by contrast, a weak currency promotes exports.
                                  From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S. investors.

 DIVIDEND YIELD                   With stocks, a company's payment out of
                                  earnings to shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

 EMU (EUROPEAN MONETARY UNION)    A proposed integration of European economies
                                  involving among other changes a move to a single currency for member nations. To qualify for EMU membership, nations will be required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

 FUNDAMENTAL RESEARCH             Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 GROWTH STOCK                     Stock of a company that has displayed above
                                  average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings (see price/earnings ratio) and experience more price volatility than the market as a whole.
                                  Distinct from value stock.

 LIQUIDITY                        A stock that is liquid has enough shares
                                  outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

                9 - Scudder International Growth and Income Fund

 MARKET CAPITALIZATION            The value of a company's outstanding shares
                                  of common stock, determined by the number of shares outstanding multiplied by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization.
                                  "Large-cap" stocks tend to be more liquid.

 PRICE/EARNINGS RATIO             A widely used gauge of a stock's valuation
                                  that indicates what investors are paying for a company's earning power at the current stock price. May be based on a company's projected earnings for the coming 12 months.
                                  A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointments.

 VALUE STOCK                      A company whose stock price does not fully
                                  reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

 WEIGHTING (OVER/UNDER)           Refers to the allocation of assets -- usually
                                  in terms of sectors, industries, or countries
                                  -- within a portfolio relative to the
                                  portfolio's benchmark index or investment universe.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                10 - Scudder International Growth and Income Fund

                  Investment Portfolio as of February 28, 1998

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.3%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 2/27/98 at 5.63%,
  to be repurchased at $1,127,529 on 3/2/98, collateralized by a $906,000 U.S.                                     -----------
  Treasury Bond, 8.125%, 8/15/19 (Cost $1,127,000) ......................................      1,127,000             1,127,000
                                                                                                                   -----------
Convertible Bonds 5.5%
------------------------------------------------------------------------------------------------------------------------------
Hong Kong 1.4%
Hysan Development Finance Co., Ltd., 6.75%, 6/1/00 (Investment holding company) .........        680,000               663,000
                                                                                                                   -----------
Japan 2.3%
MBL International Finance Bermuda, 3%, 11/30/02 (Bank) ..................................      1,046,000             1,127,065
                                                                                                                   -----------
Netherlands 1.8%
BPH Finance Co., 3%, 5/22/02 (Finance company) ..........................................        700,000               854,000
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,654,782)                                                                            2,644,065
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks 3.7%
------------------------------------------------------------------------------------------------------------------------------
Austria
Bank Austria AG* (Commercial and corporate banking and financial services)                                         -----------
  (Cost $1,004,633) .....................................................................         27,490             1,801,737
                                                                                                                   -----------

Common Stocks 88.0%
------------------------------------------------------------------------------------------------------------------------------
Australia 2.8%
Commonwealth Bank of Australia (Bank) ...................................................         52,267               647,537
Foster's Brewing Group, Ltd. (Leading brewery) ..........................................        321,810               709,998
                                                                                                                   -----------
                                                                                                                     1,357,535
                                                                                                                   -----------
Brazil 1.0%
Aracruz Celulose S.A. (ADR) "B" (Producer of eucalyptus kraft pulp) .....................         37,400               511,912
                                                                                                                   -----------
Canada 4.4%
BCE, Inc. (Telecommunication services) ..................................................         34,300             1,217,038
Moore Corp. Ltd. (Manufacturer of business communication products) ......................         58,400               910,929
                                                                                                                   -----------
                                                                                                                     2,127,967
                                                                                                                   -----------
Finland 2.0%
Merita Ltd. "B" (Financial services group) ..............................................        179,210               976,125
                                                                                                                   -----------
France 10.5%
Accor S.A. (Catering, hotels, travel services) ..........................................          2,361               545,847
Dexia France (Municipal and local development financing) ................................          7,820               999,119
Havas S.A. (Advertising, publishing and broadcasting conglomerate) ......................         11,535               900,760
Scor S.A. (Property, casualty and life reinsurance company) .............................         23,167             1,198,063

    The accompanying notes are an integral part of the financial statements.


                11 - Scudder International Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Societe Nationale Elf Aquitaine (Petroleum company) .....................................          5,550               632,434
Sommer-Allibert (Manufacturer of plastic products for automotive industry) ..............         21,529               840,415
                                                                                                                   -----------
                                                                                                                     5,116,638
                                                                                                                   -----------
Germany 9.3%
BHF-Bank AG (Universal banking services) ................................................         36,930             1,054,416
Bayer AG (Leading chemical producer) ....................................................         21,656               913,151
Dyckerhoff AG (pfd.) (Producer of cement, ready-mixed concrete and finishing
  products) .............................................................................          2,508               688,430
Hochtief AG (Construction and civil engineering services) ...............................         19,214               667,208
RWE AG (Producer and marketer of petroleum and chemical products) .......................         20,990             1,161,001
                                                                                                                   -----------
                                                                                                                     4,484,206
                                                                                                                   -----------
Ireland 3.2%
Allied Irish Bank PLC (Bank) ............................................................        119,460             1,556,906
                                                                                                                   -----------
Italy 5.7%
Banca Commerciale Italiana SpA (Commercial bank) ........................................        126,000               575,915
La Rinascente SpA di Risparmio (Department store chain) .................................        237,000             1,180,061
Telecom Italia SpA di Risparmio (Telecommunications, electronics, network
  construction) .........................................................................        207,000             1,005,788
                                                                                                                   -----------
                                                                                                                     2,761,764
                                                                                                                   -----------
Japan 9.5%
East Japan Railway Co. (Railroad operator) ..............................................             86               407,088
Matsushita Electric Works, Inc. (Leading maker of building materials and
  lighting equipment) ...................................................................         65,000               649,382
Nintendo Co., Ltd. (Game equipment manufacturer) ........................................         10,200               938,154
Nippon Meat Packers, Inc. (Leading meat processor) ......................................         69,000               908,183
Sakura Bank Ltd. (Full service bank) ....................................................        207,000               866,603
Teijin Ltd. (Manufacturer of polyester products) ........................................        268,000               822,360
                                                                                                                   -----------
                                                                                                                     4,591,770
                                                                                                                   -----------
Netherlands 4.9%
KLM Royal Dutch Air Lines NV (World-wide full service airline) ..........................         24,970               904,892
Koninklijke Nedlloyd Groep NV (Container shipping and transportation) ...................         28,570               666,482
Royal Dutch Petroleum Co. (Owner of 60% of Royal Dutch/Shell Group) .....................         14,900               815,410
                                                                                                                   -----------
                                                                                                                     2,386,784
                                                                                                                   -----------
New Zealand 1.4%
Telecom Corp. of New Zealand (Telecommunication services) ...............................        140,800               675,014
                                                                                                                   -----------
Portugal 1.5%
Portugal Telecom S.A. (Telecommunication services) ......................................         13,950               732,037
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


               12 - Scudder International Growth and Income Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Spain 5.7%
Autopistas del Mare Nostrum S.A. (Builder and operator of toll motorways) ...............         34,000               729,709
Banco Bilbao Vizcaya S.A. (Commercial bank) .............................................         15,150               692,667
Compania Telefonica Nacional de Espana S.A. (Telecommunication services) ................         19,100               657,121
Iberdrola S.A. (Electric utility) .......................................................         46,100               667,095
                                                                                                                   -----------
                                                                                                                     2,746,592
                                                                                                                   -----------
Sweden 4.8%
AssiDoman AB (Forestry group) ...........................................................         20,540               505,861
OM Gruppen AB (Free) (Operator of financial exchanges and clearing organizations) .......         17,390               786,996
Skanska AB "B" (Free) (International construction company) ..............................         11,900               538,542
Svedala Industri AB (Manufacturer of machinery for construction, mineral
  processing and materials handling) ....................................................         26,670               473,452
                                                                                                                   -----------
                                                                                                                     2,304,851
                                                                                                                   -----------
Switzerland 6.5%
Credit Suisse Group (Registered) (Provider of bank services, management services
  and life insurance) ...................................................................          6,716             1,213,432
Georg Fischer AG (Bearer) (Manufacturer of automotive products and piping systems) ......            557               938,017
Sika Finanz AG (Registered) (Manufacturer of water management products and systems) .....         18,160               990,523
                                                                                                                   -----------
                                                                                                                     3,141,972
                                                                                                                   -----------
United Kingdom 14.8%
Albright & Wilson PLC (Manufacturer of phosphates, surfactants and specialty
  chemicals) ............................................................................        246,420               648,775
Courtaulds Textiles PLC (Producer of clothing, fabrics and home furnishings) ............        133,440               742,165
Dorling Kindersley Holdings PLC (Book publisher) ........................................        165,700               567,131
Elementis PLC (Producer of specialty performance chemicals) .............................        174,762               365,215
Energy Group PLC (Electricity generation and distribution) ..............................         68,640               878,729
General Electric Co., PLC (Manufacturer of power, communications and defense
  equipment and other various electrical components) ....................................         92,450               603,942
Laporte PLC (Producer of specialty chemicals) ...........................................         47,225               514,238
Man (ED&F) Group PLC (Commodities trading company) ......................................          1,150                 4,636
Rank Group PLC (Diversified leisure services: hotels, amusement machines,
  restaurants, film and television) .....................................................        110,710               606,698
Royal & Sun Alliance Insurance Group PLC (Multi-line insurance holding company) .........         75,000               954,596
Tomkins PLC (Manufacturer of fluid controls, industrial products, garden and
  leisure products) .....................................................................        116,150               670,848
Transport Development Group PLC (Distribution, leasing, storage and transport
  services) .............................................................................        157,230               602,822
                                                                                                                   -----------
                                                                                                                     7,159,795
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $38,481,565)                                                                              42,631,868
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                13 - Scudder International Growth and Income Fund

                                                                                                                     Market
                                                                                              Contracts             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Purchased Options 0.5%
------------------------------------------------------------------------------------------------------------------------------
Call on Japan Stock Index, strike price 180 JPY, expire 6/20/98 (Cost $131,598) ......... JPY        337               231,687
                                                                                                                   -----------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $43,399,578) (a)                                                         48,436,357
------------------------------------------------------------------------------------------------------------------------------

  *   Non-income producing security.

      Currency abbreviations:
      JPY      Japanese Yen

 (a) The cost for federal income tax purposes was $43,409,492. At February 28, 1998, net unrealized appreciation for all securities based on tax cost was $5,026,865. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,763,725 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,736,860.

      At February 28, 1998, outstanding written options were as follows:

                                                             Expiration           Strike Price         Market
      Call Options                              Shares          Date                 (GBP)            Value($)
      ------------                            -------------------------------------------------------------------
      General Electric Co. .................    78,453         4/15/98                4.27               8,649

      Royal & Sun Alliance .................    48,536         4/15/98                6.943             66,688
                                                                                                     ---------
      Total outstanding written options (Premiums received $26,005) ..............................      75,337
                                                                                                     =========

      Transactions in written options for the period June 30, 1997 (commencement of operations) to February 28, 1998 were:

                                                 Options on Securities
                                            --------------------------------
                                                                Premiums
                                                 Shares       Received ($)
                                            --------------- ----------------
      Outstanding at June 30, 1997 .......            --              --
                                            --------------- ----------------
      Written:

      General Electric Co. ...............        78,453          11,052

      Royal & Sun Alliance ...............        48,536          14,953
                                                             -----------
      Outstanding at February 28, 1998                            26,005
                                                             ===========

    The accompanying notes are an integral part of the financial statements.


                14 - Scudder International Growth and Income Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of February 28, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $43,399,578) ................      $  48,436,357
                 Receivable for investments sold .....................................            445,269
                 Dividends, distributions and interest receivable ....................            336,307
                 Receivable for Fund shares sold .....................................            216,762
                 Foreign taxes recoverable ...........................................              8,540
                 Deferred organization expenses ......................................             35,571
                                                                                           ----------------
                 Total assets ........................................................         49,478,806
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed ....................................            164,846
                 Written options, at value (premiums received $26,005) ...............             75,337
                 Accrued management fee ..............................................             36,407
                 Other payables and accrued expenses .................................            322,052
                                                                                           ----------------
                 Total liabilities ...................................................            598,642
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  48,880,164
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income ........           (213,599)
                 Unrealized appreciation (depreciation) on:
                    Investments ......................................................          5,036,779
                    Written options ..................................................            (49,332)
                    Foreign currency related transactions ............................               (559)
                 Accumulated net realized gain (loss) ................................         (2,320,425)
                 Paid-in capital .....................................................         46,427,300
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  48,880,164
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($48,880,164 / 3,854,083 shares of capital stock outstanding,           ----------------
                   $.01 par value, 100,000,000 shares authorized) ....................             $12.68
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                15 - Scudder International Growth and Income Fund

                             Statement of Operations
            For the period June 30, 1997 (commencement of operations)
                              to February 28, 1998

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $46,905) ................      $     361,482
                 Interest ............................................................            199,255
                                                                                           -----------------
                                                                                                  560,737
                                                                                           -----------------
                 Expenses:
                 Management fee ......................................................            291,842
                 Services to shareholders ............................................            227,627
                 Custodian and accounting fees .......................................             91,692
                 Directors' fees and expenses ........................................             25,767
                 Registration fees ...................................................             57,786
                 Auditing ............................................................             37,180
                 Reports to shareholders .............................................             20,721
                 Legal ...............................................................             13,477
                 Amortization of organization expense ................................              3,873
                 Other ...............................................................              7,492
                                                                                           -----------------
                 Total expenses before reductions ....................................            777,457
                 Expense reductions ..................................................           (267,101)
                                                                                           -----------------
                 Expenses, net .......................................................            510,356
                --------------------------------------------------------------------------------------------
                 Net investment income                                                             50,381
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................         (2,371,165)
                 Options .............................................................           (140,134)
                 Foreign currency related transactions ...............................            (54,984)
                                                                                           -----------------
                                                                                               (2,566,283)
                                                                                           -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................          5,036,779
                 Options .............................................................            (49,332)
                 Foreign currency related transactions ...............................               (559)
                                                                                           -----------------
                                                                                                4,986,888
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     2,420,605
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   2,470,986
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                16 - Scudder International Growth and Income Fund

                       Statement of Changes in Net Assets

                                                                                         For the Period
                                                                                         June 30, 1997
                                                                                         (commencement
                                                                                       of operations) to
Increase (Decrease) in Net Assets                                                      February 28, 1998
---------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ............................................     $       50,381
                Net realized gain (loss) from investment transactions ............         (2,566,283)
                Net unrealized appreciation (depreciation) on investment
                  transactions during the period .................................          4,986,888
                Net increase (decrease) in net assets resulting from                -----------------------
                  operations .....................................................          2,470,986
                                                                                    -----------------------
                Distributions to shareholders from net investment income .........            (59,796)
                                                                                    -----------------------
                Fund share transactions:
                Proceeds from shares sold ........................................         64,146,242
                Net asset value of shares issued to shareholders in
                  reinvestment of distributions ..................................             55,470
                Cost of shares redeemed ..........................................        (17,733,938)
                Net increase (decrease) in net assets from Fund share               -----------------------
                  transactions ...................................................         46,467,774
                                                                                    -----------------------
                Increase (decrease) in net assets ................................         48,878,964
                Net assets at beginning of period ................................              1,200
                Net assets at end of period (including accumulated                  -----------------------
                  distributions in excess of net investment income of $213,599) ..     $   48,880,164
                                                                                    -----------------------
Other Information
---------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period ........................                100
                                                                                    -----------------------
                Shares sold ......................................................          5,333,375
                Shares issued to shareholders in reinvestment of
                  distributions ..................................................              4,745
                Shares redeemed ..................................................         (1,484,137)
                                                                                    -----------------------
                Net increase (decrease) in Fund shares ...........................          3,853,983
                                                                                    -----------------------
                Shares outstanding at end of period ..............................          3,854,083
                                                                                    -----------------------

    The accompanying notes are an integral part of the financial statements.


                17 - Scudder International Growth and Income Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                           For the Period
                                                                                           June 30, 1997
                                                                                           (commencement
                                                                                         of operations) to
                                                                                            February 28,
                                                                                                1998
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............................................             $12.00
                                                                                         -------------------
Income from investment operations:
Net investment income ............................................................                .01
Net realized and unrealized gain (loss) on investment transactions ...............                .69
                                                                                         -------------------
Total from investment operations .................................................                .70
                                                                                         -------------------
Less distributions from:
Net investment income ............................................................               (.02)
                                                                                         -------------------
Total distributions ..............................................................               (.02)
                                                                                         -------------------
                                                                                         -------------------
Net asset value, end of period ...................................................             $12.68
------------------------------------------------------------------------------------------------------------
Total Return (%) (c) .............................................................               5.80**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........................................                 49
Ratio of operating expenses, net to average daily net assets (%) .................               1.75*
Ratio of operating expenses before expense reductions, to average daily net
  assets (%) .....................................................................               2.65*
Ratio of net investment income to average daily net assets (%) ...................                .17*
Portfolio turnover rate (%) ......................................................               50.2*
Average commission rate paid (b) .................................................             $.0201

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks.
(c) Total return would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                18 - Scudder International Growth and Income Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Growth and Income Fund ("the Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on securities and currencies as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options on currencies as a temporary substitute for purchasing selected investments and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent


                19 - Scudder International Growth and Income Fund asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.


                20 - Scudder International Growth and Income Fund

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1997 through February 28, 1998, the Fund incurred approximately $1,901,000 and $122,000 in net realized capital losses and currency losses, respectively. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending February 28, 1999.

At February 28, 1998, the Fund had a net tax basis capital loss carryforward of approximately $309,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2006, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income are made semiannually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the period June 30, 1997 (commencement of operations) to February 28, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $57,280,007 and $12,507,385, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining


                21 - Scudder International Growth and Income Fund

Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Fund's Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. In addition, the Adviser has agreed not to impose all or a portion of its management fee until June 30, 1998 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the period June 30, 1997 (commencement of operations) to February 28, 1998, the Adviser did not impose a portion of its management fee which amounted to $255,434, and the amount imposed amounted to $36,408.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the period June 30, 1997 (commencement of operations) to February 28, 1998, the amount charged to the Fund by SSC aggregated $196,689, which is unpaid at February 28, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the period June 30, 1997 (commencement of operations) to February 28, 1998, the amount charged to the Fund by STC aggregated $452, of which $242 is unpaid at February 28, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period June 30, 1997 (commencement of operations) to February 28, 1998, the amount charged to the Fund by SFAC aggregated $36,039, of which $25,000 is unpaid.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the period June 30, 1997 (commencement of operations) to February 28, 1998, the Trustees did not impose a portion of their fee amounting to $11,667, and the fee imposed amounted to $14,100.


                22 - Scudder International Growth and Income Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder International Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of Scudder International Growth and Income Fund, including the investment portfolio, as of February 28, 1998, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 30, 1997 (commencement of operations) to February 28, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder International Growth and Income Fund as of February 28, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 1997 (commencement of operations) to February 28, 1998 in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
April 23, 1998


                23 - Scudder International Growth and Income Fund

                                 Tax Information

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid foreign taxes of $46,905 and recognized $690,635 of foreign source income during the period ended February 28, 1998. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0122 per share of foreign taxes and $0.0403 per share of income from foreign sources as having been paid in the period ended February 28, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                24 - Scudder International Growth and Income Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder International Growth and Income Fund (the "Fund") was held on October 27, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Trustees.

                                                    Number of Votes:
                                                    ----------------

                      Trustee                For                      Withheld
                      -------                ---                      --------

         Paul Bancroft III                2,105,903                    95,360

         Sheryle J. Bolton                2,107,750                    93,513

         William T. Burgin                2,105,350                    95,913

         Thomas J. Devine                 2,105,404                    95,859

         Keith R. Fox                     2,107,309                    93,954

         William H. Gleysteen             2,104,593                    96,670

         William H. Luers                 2,106,070                    95,193

         Wilson Nolen                     2,104,557                    96,706

         Daniel Pierce                    2,106,509                    94,754

         Kathryn L. Quirk                 2,106,177                    95,086

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For           Against           Abstain       Broker Non-Votes*
         ---           -------           -------       -----------------

      2,054,951         99,018            47,294             66,309

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)

                                Number of Votes:
                                ----------------

         For           Against           Abstain       Broker Non-Votes*
         ---           -------           -------       -----------------

      1,962,859        170,445            82,900             66,309


                25 - Scudder International Growth and Income Fund

4. To approve the revision of certain fundamental investment policies.


                                                                             Number of Votes:
                                                                             ----------------

                  Fundamental Policies                    For            Against           Abstain           Broker
                  --------------------                    ---            -------           -------           ------
                                                                                                           Non-Votes*

             4.1  Diversification                      1,895,353         150,756           88,845            66,309

             4.2  Borrowing                            1,879,399         166,710           88,845            66,309

             4.3  Senior securities                    1,891,519         154,590           88,845            66,309

             4.4  Purchase of physical commodities     1,887,873         158,236           88,845            66,309

             4.5  Concentration                        1,891,350         154,759           88,845            66,309

             4.6  Underwriting of securities           1,893,509         152,600           88,845            66,309

             4.7  Investment in real estate            1,893,747         152,362           88,845            66,309

             4.8  Lending                              1,889,440         136,271           109,243           66,309

5. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

          For                      Against                    Abstain
          ---                      -------                    -------

       2,100,660                    40,239                     60,364

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                26 - Scudder International Growth and Income Fund

                                    This Page
                                  intentionally
                                   left blank.


                27 - Scudder International Growth and Income Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus of the Board and
Director, Kirby Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Sheridan Reilly*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                28 - Scudder International Growth and Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care FUnd
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                29 - Scudder International Growth and Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                30 - Scudder International Growth and Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                31 - Scudder International Growth and Income Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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